SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 23, 2004

FTD, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-21277	13-3711271
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3113 Woodcreek Drive Downers Grove, Illinois		60515-5420
(Address of principal executive offices)		(Zip Code)

(630) 719-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                                             Financial Statements and Exhibits.

(c)                                                Exhibits.

Exhibit 99.1	Press Release, dated November 23, 2004, announcing the filing by FTD, Inc.’s holding company, FTD Group, Inc., of a registration statement on Form S-1 with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD, Inc.

Date: November 24, 2004	By:	/s/ Carrie A. Wolfe
	Name:	Carrie A. Wolfe
	Title:	Chief Financial Officer

Exhibit No.	Description
99.1	Press Release, dated November 23, 2004, announcing the filing by FTD, Inc.’s holding company, FTD Group, Inc., of a registration statement on Form S-1 with the Securities and Exchange Commission.